Cash and short-term deposits	9 Months Ended
Sep. 30, 2020
Cash and short-term deposits
Cash and short term deposits

9 Cash and short‑term deposits

As of September 30, 2020, the Group has pledged its short-term deposits with carrying amount of EUR 1,500k (December 31, 2019: EUR 1,500k) and EUR 2,500k (December 31, 2019: EUR 2,500k) respectively, to fulfil collateral requirements in respect of existing secured bank loan and overdraft facility up to EUR 2,500k. In addition, the Group has pledged its short-term deposits of EUR 1,000k (December 31, 2019: EUR nil) related to another overdraft facility up to EUR 500k.

The restriction applying to the collateral may be terminated at any time subject to the full amount of the relevant bank loans and the overdrafts being repaid.